SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 27, 2018

ULTRA CLEAN HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)

000-50646	61-1430858
(Commission File Number)	(IRS Employer Identification No.)

26462 CORPORATE AVENUE HAYWARD, CA	94545
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 576-4400

n/a
(Former Name or Former Address, if Changed Since Last Report)

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

On August 31, 2018, Ultra Clean Holdings, Inc. (“Ultra Clean”) filed a Form 8-K (the “Prior 8-K”) to report the completion, on August 27, 2018, of its acquisition of Quantum Global Technologies, LLC (the “Company”). This Form 8-K/A is being filed to amend Item 9.01 of the Prior 8-K to provide the financial statements and pro forma financial information described under Item 9.01 below that were not included in the Prior 8-K.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited consolidated financial statements of the Company as of December 31, 2017 and 2016 and for the years ended December 31, 2017, 2016 and 2015 are attached hereto as Exhibit 99.1 and are incorporated in their entirety herein by reference.

The unaudited financial statements of the Company as of June 30, 2018 and for the six months ended June 30, 2018 and 2017 are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma financial information with respect to Ultra Clean’s acquisition of the Company as of and for the six months ended June 30, 2018 and the twelve months ended December 29, 2017 are attached hereto as Exhibit 99.2 and is incorporated herein by reference.

(c) Exhibits.

Exhibit No.	Description

23.1	Consent of KPMG LLP, Independent Auditors of Quantum Global Technologies, LLC
99.1	Audited financial statements of Quantum Global Technologies, LLC as of December 31, 2017 and 2016 and for the years ended December 31, 2017, 2016 and 2015, and unaudited financial statements of Quantum Global Technologies, LLC as of June 30, 2018 and for the six months ended June 30, 2018 and 2017
99.2	Unaudited pro forma condensed consolidated financial information as of and for the six months ended June 30, 2018 and the twelve months ended December 31, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTRA CLEAN HOLDINGS, INC.

Date: November 6, 2018	By:	/s/ Sheri Savage
		Name:	Sheri Savage
		Title:	Chief Financial Officer, Senior Vice President of Finance and Secretary